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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014 (June 25, 2014)

AUXILIUM PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (IRS Employer Identification No.)

640 Lee Road Chesterbrook, PA (Address of Principal Executive Offices)	19087 (Zip Code)

Registrant's telephone number, including area code: (484) 321-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement

        On June 25, 2014, Auxilium Pharmaceuticals, Inc., a Delaware corporation ("Auxilium"), entered into an Agreement and Plan of Merger (the "Merger Agreement") among Auxilium, QLT Inc., a British Columbia corporation ("QLT"), QLT Holding Corp., a Delaware corporation and a wholly owned subsidiary of QLT ("HoldCo"), and QLT Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of HoldCo ("AcquireCo"). The Merger Agreement provides for a business combination whereby AcquireCo will be merged with and into Auxilium (the "Merger"). As a result of the Merger, the separate corporate existence of AcquireCo will cease and Auxilium will continue as the surviving corporation. On the date of the closing of the Merger, Auxilium will become an indirect wholly owned subsidiary of QLT (the "Combined Company"). The Boards of Directors of each of Auxilium, QLT, HoldCo and AcquireCo have unanimously approved the Merger Agreement, determined that the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, is in the best interests of Auxilium, QLT, HoldCo or AcquireCo, as applicable, and their respective stockholders and declared the advisability of the Merger and the execution of the Merger Agreement.

        Upon consummation of the Merger, each outstanding share of Auxilium common stock, other than shares owned by Auxilium, QLT, HoldCo or AcquireCo, will be converted into the right to receive 3.1359 QLT common shares (the "Equity Exchange Ratio"), subject to adjustment as described in the immediately following sentence. If at or immediately after the effective time of the Merger, QLT receives an aggregate cash consideration pursuant to any sale, license, sublicense or similar transaction related to its proprietary synthetic retinoid product in development known as "QLT091001", which is:

          (a)   less than $25 million but equal to or greater than $20 million then, the Equity Exchange Ratio shall be increased by 0.0192;

          (b)   less than $20 million but equal to or greater than $15 million, then the Equity Exchange Ratio shall be increased by 0.0385;

          (c)   less than $15 million but equal to or greater than $10 million, then the Equity Exchange Ration shall be increased by 0.0577;

          (d)   less than $10 million but equal to or greater than $5 million, then the Equity Exchange Ratio shall be increased by 0.0770; or

          (e)   less than $5 million, or in the event that no such transaction is consummated at or immediately after the effective time of the Merger, then the Equity Exchange Ratio shall be increased by 0.0962.

        Upon completion of the Merger, Auxilium stockholders will own approximately 76% of the outstanding common shares of the Combined Company on a fully diluted basis and current QLT stockholders will own approximately 24% of the outstanding common shares of the Combined Company on a fully diluted basis, subject to certain adjustments.

        The Merger Agreement provides that the Combined Company's Board of Directors upon completion of the Merger shall consist of seven individuals designated by the Auxilium Board of Directors prior to the Merger and two individuals designated by the QLT Board of Directors and acceptable to Auxilium prior to the Merger.

        The completion of the Merger is subject to the approval of stockholders of Auxilium and QLT. In addition, the Merger is subject to other customary closing conditions, including, among others, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the obtaining of approval under Canada's Competition

Act (to the extent required under applicable law), (ii) the declaration by the Securities and Exchange Commission ("SEC") of the effectiveness of the Registration Statement on Form S-4 to be filed with the SEC, (iii) the approval of the listing on NASDAQ of the common shares of the Combined Company to be issued in connection with the Merger, (iv) the receipt by QLT of notice from the Toronto Stock Exchange ("TSX") approving the delisting of QLT's shares from the TSX effective as of the consummation of the Merger and (v) the receipt by Auxilium of all necessary third party and lender consents or amendments as may be required under certain Auxilium debt instruments, or consummation of a suitable refinancing of some or all of certain Auxilium debt. To ensure that Auxilium has sufficient proceeds available to refinance its senior secured credit facility if those financial investors currently holding participations in Auxilium's senior secured credit facility do not consent to the Merger, or impose conditions to their respective consents on terms that Auxilium determines are unfavorable, Auxilium has entered into a commitment letter for a $225 million loan facility with Deutsche Bank AG New York Branch and Deutsche Bank Securities, Inc. (the "DB Facility"). Auxilium believes the funds from the DB Facility, together with Auxilium's current cash on hand, will provide Auxilium with the resources necessary to refinance approximately $259 million of principal outstanding under its current senior secured credit facility together with any accrued interest and prepayment penalties that may be due.

        Each party's obligation to close the Merger is also subject to the continued (i) accuracy of the representations and warranties made and (b) compliance with the covenants agreed to by the other party to the Merger Agreement, in each case, subject to certain materiality standards as set forth in the Merger Agreement. Furthermore, each party's obligation to close the Merger is subject to the absence of certain legal restraints and the absence of any Material Adverse Effect (as defined in the Merger Agreement) on the other party since the date of the Merger Agreement.

        Auxilium's obligation to close the Merger is also subject to additional closing conditions, including (i) receipt by Auxilium of an opinion of counsel stating that Section 7874 of the United States Internal Revenue Code, as amended (the "Code") (or any other U.S. tax law), regulations promulgated thereunder, and official interpretation thereof as set forth in published guidance should not apply in such a manner so as to cause QLT to be treated as a domestic corporation for U.S. federal income tax purposes from and after the closing date of the Merger, provided that such opinion may only take into account the law in effect on the earlier of the date of the Merger and October 31, 2014 and (ii) on or before October 31, 2014, there shall have been no change in applicable law (whether or not such change in law is yet effective) with respect to Section 7874 of the Code (or any other U.S. tax law), or official interpretation thereof as set forth in published guidance by the IRS (other than news releases) (whether or not such change in official interpretation is yet effective), and there shall have been no bills that would implement such a change passed by the United States House of Representatives and the United States Senate and for which the time period for the President of the United States to sign or veto such bills has not yet elapsed, in each case, that, once effective, in the opinion of nationally recognized U.S. tax counsel, would cause QLT to be treated as a United States domestic corporation for U.S. federal income tax purposes.

        Auxilium and QLT have each agreed to customary representations, warranties and covenants in the Merger Agreement. Among them, both Auxilium and QLT have agreed (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger and (ii) not to solicit alternative transactions or, except under limited circumstances to permit Auxilium's and QLT's respective Boards of Directors to comply with their respective fiduciary duties, participate in any discussions or negotiations or furnish to third parties any information with respect thereto. In the event that QLT receives an alternative acquisition proposal, Auxilium has the right to match the alternative acquisition proposal upon the terms and subject to the conditions set forth in the Merger Agreement.

        The Merger Agreement contains certain termination rights for both Auxilium and QLT, including in the event that the Merger is not consummated by December 31, 2014, or if the requisite stockholder approvals are not received. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by Auxilium or QLT as a result of an adverse change in the recommendation of the other party's board of directors, Auxilium may be required to pay QLT a termination fee of $28.4 million or QLT may be required to pay Auxilium a termination fee of $14.2 million. Auxilium is also required to pay such fee if all mutual closing conditions and all other closing conditions in favor of Auxilium are satisfied except for the closing condition that Auxilium has obtained, and has delivered to QLT, all necessary third party and lender consents or amendments as may be required under certain Auxilium debt instruments, or shall have consummated a suitable refinancing of some or all of certain Auxilium debt instruments substantially on terms and conditions set forth in the DB Facility.

        A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Voting Agreements

        Certain shareholders of QLT (the "Specified Shareholders") holding, in the aggregate, approximately 32% of the outstanding QLT common shares have entered into Voting Agreements with Auxilium substantially in the form attached as Exhibit 10.2 hereto (the "Voting Agreements") concurrently with the execution of the Merger Agreement, providing that the Specified Shareholders, upon the terms and subject to the conditions set forth therein, (a) will vote their shares of QLT common stock in favor of the issuance of QLT common shares in the Merger and against any competing transaction that may be proposed and (b) will not sell or otherwise transfer their shares, except in connection with the Merger.

        The form of Voting Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement.

        The agreements included as exhibits to this report contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of "materiality" that are different from "materiality" under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        (e)   As a result of the Merger, individuals who are executive officers or directors of the Company and subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, during the six months before the consummation of the Merger (or executive officers and directors of QLT during the six months after the consummation of the Merger) will be subject to an excise tax under Section 4985 of the Internal Revenue Code of 1986 on the value of certain stock compensation held at any time during the same period by such individuals. The Company agreed to provide such individuals with a payment with respect to such excise tax, so that, on a net after-tax basis, they would be in the same position as if no such excise tax had been applied.

Item 7.01    Regulation FD Disclosure

        In connection with the Merger, on June 26, 2014, Auxilium and QLT issued a joint press release announcing the Merger Agreement (the "Press Release"). The full text of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

        In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 in this Form 8-K, including Exhibit 99.1, is to be considered "furnished" pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing or report with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or report.

Item 9.01    Financial Statements and Exhibits

  (d)
  Exhibits

2.1	Agreement and Plan of Merger, dated as of June 25, 2014, among Auxilium, QLT, HoldCo and AcquireCo.
10.1	Form of Voting Agreement, dated as of June 25, 2014, among Auxilium and certain shareholders of QLT.
99.1	Joint Press Release of Auxilium and QLT, issued on June 26, 2014.

No Offer or Solicitation

        This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

        In connection with the proposed transaction, QLT plans to file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that will include the joint proxy statement/circular of Auxilium and QLT that also constitutes a prospectus of QLT. Auxilium and QLT plan to mail the joint proxy statement/circular to their respective stockholders in connection with the transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/CIRCULAR WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Auxilium stockholders will be able to obtain the joint proxy statement/circular, as well as other filings containing information about Auxilium and QLT, free of charge, at the website maintained by the SEC at www.sec.gov and, in QLT's case, also on the System for Electronic Document Analysis Retrieval ("SEDAR") website maintained by the Canadian Securities Administrators ("CSA") at www.sedar.com. Auxilium stockholders may also obtain these documents, free of charge, from Auxilium's website (www.Auxilium.com) under the heading "Investors—SEC Filings" or by directing a request to made to Auxilium's Secretary at Auxilium Pharmaceuticals, Inc., 640 Lee Road, Chesterbrook, PA 19087. Auxilium stockholders may also obtain these documents, free of charge, from QLT's website at www.qltinc.com under the heading "Investors" and then under the headings "Securities Filings" and "Proxy Circulars" or upon request directly to QLT to the attention of

"QLT Investor Relations," 887 Great Northern Way, Suite 250, Vancouver, British Columbia, Canada, V5T 4T5.

Participants in the Solicitation

        The respective directors and executive officers of Auxilium and QLT and other persons may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the joint proxy statement/circular. Information regarding Auxilium's directors and executive officers is available in its definitive proxy statement filed with the SEC by Auxilium on April 10, 2014, and information regarding QLT directors and executive officers is available in its Annual Report on Form 10-K/A filed with the SEC and CSA by QLT on April 30, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/circular and other relevant materials to be filed with the SEC and the CSA when they become available.

Caution Regarding Forward-Looking Information and "Safe Harbor" Statement

        To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, "forward-looking statements"). These forward-looking statements relate to, among other things, the degree to which the transaction accelerates Auxilium's ongoing transformation into a leading diversified North American specialty pharmaceutical company; the degree to which the transaction enhances Auxilium's growth profile, expands its geographic reach or the efficiencies of Auxilium's platform to drive shareholder value creation through increased investments in research and development; the degree to which any additional cash generated by the transaction will strengthen Auxilium's balance sheet or will be used by Auxilium to fund the acquisition of commercial development and licensing targets as opposed to general working capital needs or debt service; whether Auxilium pursues or obtains a potential partnering agreement to maximize the value of QLT's late-stage retinoid program; whether the transaction enables Auxilium to create a more competitive and efficient global platform, continue its product or therapeutic diversification, capitalize on greater market opportunities, positions Auxilium to deliver value for its shareholders, or enhances Auxilium's ability to invest in or offer innovative products; whether the reorganized company is positioned to achieve growth, sustained or otherwise; whether Auxilium's management team will execute this transaction, advance Auxilium's strategic growth plan or create value for shareholders; whether Auxilium will further build out its men's healthcare portfolio or establish new specialty therapeutic areas; the degree to which the closing of the transaction results in any changes to Auxilium's current U.S. operations or employment agreements, whether Auxilium will grow its presence in either the U.S. or Canada; whether QLT's synthetic retinoid program augments Auxilium's existing orphan drug portfolio or allows Auxilium to expand its orphan drug reach outside of the U.S.; whether the transaction will give Auxilium the ability or infrastructure to directly commercialize certain of its existing and future products in Canada; when, the transaction will close, if at all; the expected benefits of the proposed transaction such as efficiencies, cost savings, tax benefits, enhanced cash management flexibility, growth potential, market profile and financial strength; whether the combined company's profitability will significantly increase; whether or when the transaction will be accretive; whether Auxilium will maintain financial discipline or manage financial performance; the competitive ability and position of the combined company; the expected timing of the completion of the transaction; the securities exchange on which shares of the new parent company of Auxilium will trade or whether Auxilium will advance its development programs in cellulite and Frozen Shoulder Syndrome, VIVUS' efforts to obtain FDA approval for a 15-minute label expansion for STENDRA or Auxilium's ability to secure multicord label expansion for XIAFLEX. Forward-looking statements can generally be identified by the use of words such as "believe", "anticipate", "expect", "estimate", "intend", "continue", "plan", "project", "will", "may", "should", "could", "would", "target", "potential" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements herein that contain forward-looking statements are qualified by these cautionary statements. Although Auxilium and QLT believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by Auxilium and QLT stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Auxilium and QLT operations will be greater than expected; the ability of Auxilium and QLT to obtain consents of lenders or to obtain refinancing in connection with the transaction, and if the transaction is consummated, the adequacy of the capital resources of New Auxilium; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes, including changes in tax laws or interpretations that could increase New Auxilium's or Auxilium's consolidated tax liabilities, including, if the transaction is consummated, changes in tax laws that would result in New Auxilium being treated as a domestic corporation for United States federal tax purposes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the biopharmaceutical and biotechnology industries, as detailed from time to time in each of Auxilium's and QLT's reports filed with the SEC and, in QLT's case, the CSA. There can be no assurance that the proposed merger will in fact be consummated.

        Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this document, as well as under Item 1.A. in each of Auxilium's and QLT's respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2013, and Item 1.A in each of Auxilium's and QLT's most recent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014. Auxilium and QLT caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Auxilium and QLT, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Neither QLT nor Auxilium undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2014	AUXILIUM PHARMACEUTICALS, INC.
	By:	/s/ ADRIAN ADAMS
		Name:	Adrian Adams
		Title:	Chief Executive Officer and President

 EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 25, 2014, among Auxilium, QLT, HoldCo and AcquireCo.
10.1	Form of Voting Agreement, dated as of June 25, 2014, among Auxilium and certain shareholders of QLT.
99.1	Joint Press Release of Auxilium Pharmaceuticals, Inc. and QLT, issued on June 26, 2014.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX